UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 16, 2021 (June 14, 2021)

Bank First Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-38676	39-1435359
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 North 8th Street, Manitowoc, WI	54220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(920) 652-3100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for company with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 14, 2021, Bank First Corporation director Katherine M. Reynolds retired from the Board. New director Phillip M. Maples was elected to the Board.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Bank First Corporation held its 2021 Annual Meeting of Shareholders on June 14, 2021 (the “Annual Meeting”). Following is a summary of the proposals that were submitted to the shareholders for approval and a tabulation of the votes with respect to each proposal.

Proposal 1

The proposal was to elect as directors the four (4) nominees named in the proxy statement to serve until the 2024 Annual Meeting of Shareholders.

Nominee	Votes For	Vote Against	Abstentions	Broker Non-Votes
Mary-Kay H. Bourbulas	3,618,859	869,290	0	1,229,767
Robert D. Gregorski	3,438,275	1,049,874	0	1,229,767
Phillip R. Maples	3,546,899	941,250	0	1,229,767
Peter J. Van Sistine	3,581,670	906,479	0	1,229,767

Proposal 2

The proposal was to ratify the appointment of Dixon Hughes Goodman, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,682,053	31,511	4,352	0

Item 7.01	Regulation FD Disclosure.

The Company made a presentation to its shareholders at the Annual Meeting. A copy of the presentation is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 is being furnished to the Securities and Exchange Commission and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section. Furthermore, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description of Exhibit

99.1	Shareholder Presentation, dated June 14, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK FIRST CORPORATION

Date: June 16, 2021	By:	/s/ Kevin M. LeMahieu
Kevin M. LeMahieu
Chief Financial Officer